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                            DECEMBER 1, 1998 AMENDMENT TO
                              PARTICIPATION AGREEMENT
                                       AMONG
                              OCC ACCUMULATION TRUST,
                               OCC DISTRIBUTORS, and
                    SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     This is an amendment to the February 17, 1998 Participation Agreement ("Agreement") among OCC Accumulation Trust, OCC Distributors and Sun Life Assurance Company of Canada (U.S.).

     Schedule 2 to the Agreement is hereby amended to add the following Portfolio of OCC Accumulation Trust:

     -    Managed Portfolio

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to the Agreement as of December 1, 1998.


                                        OCC ACCUMULATION TRUST

                                        By:     /s/ Bernard H. Garil
                                                ---------------------

                                        Name:   /s/ Bernard H. Garil
                                                ---------------------

                                        Title:  Vice President
                                                ---------------------


                                        OCC DISTRIBUTORS

                                        By:     /s/ Thomas E. Duggan
                                                ---------------------

                                        Name:   /s/ Thomas E. Duggan
                                                ---------------------

                                        Title:  Secretary
                                                ---------------------


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA (U.S.)

                                        By:     /s/ Robert K. Leach
                                                ---------------------

                                        Name:   /s/ Robert K. Leach
                                                ---------------------

                                        Title:  Vice President,
                                                Retirement Products
                                                and Services Division
                                                ---------------------